United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

April 20, 2016

Date of Report

Q2POWER TECHNOLOGIES INC.

(Exact name of Registrant as specified in its Charter)

Delaware	000-55148	20-1602779
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1858 Cedar Hill Road

Lancaster, OH  43130

 (Address of Principal Executive Offices)

(740) 415-2073

(Registrant’s Telephone Number, including area code)

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 20, 2016, Q2Power Technologies, Inc. (the “Company”) furnished to the SEC a business presentation, which is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

On April 20, 2016, the Company issued a letter updating its shareholders as to progress and future forecasted milestones for the Company.  This letter is furnished as Exhibit 99.2 to the Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(b)  Exhibits.

99.1

Company Presentation

99.2

Letter to Shareholders

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Q2POWER TECHNOLOGIES INC.

Date:	April 20, 2016	By:	/s/ Christopher Nelson
Christopher Nelson
Chief Executive Officer